                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549


                           ----------------------------


                                   FORM 8-K
                                Current Report



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: February 10, 1998





                     MERCANTILE CREDIT CARD MASTER TRUSTS
            (Exact name of registrant as specified in its charter)


         New York                      33-89380-01                37-0152681
-----------------------------    ------------------------   ----------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
 of incorporation)                                          Identification Number)

Mercantile Bank of  Illinois
      National Association
      140 West Hawthorne
      Hartford, Illinois                                             62048
-----------------------------------------                        --------------
 (Address of principal executive offices)                          (Zip Code)


                Registrant's telephone number, including area code:

                                 (618) 251-2035

ITEM 5.  OTHER EVENTS.
         -------------

         The January 1998 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on
         February 10, 1998.

ITEM 7.  EXHIBITS.
         ---------

         The following is filed as an exhibit to this Report.

         Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of January 1998.

                                  SIGNATURE
                                  ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Mercantile Bank of Illinois
                                    National Association, Servicer


                                    By:         \s\ Keith Roever

                                    Name:       Keith Roever
                                    Title:      President



Date: February 19, 1998

                               INDEX TO EXHIBITS
                               -----------------
  Exhibit
  Number                       Exhibits
  ------                       --------
    1                          Monthly Report to Floating Rate
                               Credit Card Participation Certificates,
                               Series 1995-1, investors for the month
                               of  January, 1998.